EntrepreneurShares Global Fund

40 Grove Street

Wellesley Square, MA 02482

Toll Free: 617-279-0045

A series of EntrepreneurShares Series Trust (The “Trust”)

Supplement to Prospectus dated November 1, 2012

Closing of Class Retail Shares

The Board of Trustees (the “Board”) of the Trust has approved closing the Retail Class shares of the EntrepreneurShares Global Fund (the “Fund”).  Effective as of Jan 10th, 2013, Retail Class shares will no longer be available for purchase. The minimum investment amount for the Institutional Class shares will be reduced from $1,000,000 to $2,500. The IRA minimum for the Institutional Class will drop from $1,000,000 to $1,000.

On Jan 10th, 2013, the Fund will convert its Retail Class shares into Institutional Class shares of the Fund.  Prior to the conversion, shareholders of Retail Class shares may redeem those shares as described in the Fund’s Prospectus.

If Retail Class shares are not redeemed prior to the conversion on Jan 10th, 2013, each shareholder owning Retail Class shares of the Fund will receive Institutional Class shares of the Fund with an aggregate net asset value equal to the aggregate net asset value of their Retail Class shares immediately prior to the conversion.  In addition, for Retail Class shareholders currently enrolled in the AIP, after the conversion to Institutional Class shares, such shareholders will automatically begin purchasing Institutional Class shares through the AIP under the same terms and conditions.  Likewise, following the conversion, reinvested distributions will be invested in Institutional Class shares.

Please see the Fund’s current Prospectus dated November 1, 2012 for more information about the fees and expenses associated with Institutional Class shares.  Retail Class shares that are converted into Institutional Class shares will not be subject to any sales charge or any other fees as a result of the conversion.  However, following the conversion any additional purchases of Institutional Class shares by former Retail class shareholders will be subject to any applicable waivers or reductions, as described in the Fund’s current prospectus. Retail Class shareholders generally will not recognize a taxable gain or loss on the conversion of their Retail Class shares for Institutional Class shares, and such shareholders will have the same aggregate tax basis in Institutional Class shares received pursuant to the conversion as in their Retail Class shares.  Please note, however, that a redemption of Retail Class shares will be a taxable event and a Retail Class shareholder may recognize a gain or loss in connection with that transaction.  Shareholders should consult their tax advisor for further information regarding the federal, state and/or local tax consequences of redeeming their Retail Class shares that are relevant to their specific situation.

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Prospectus, dated November 1, 2012 and should be retained and read in conjunction with the Prospectus, dated November 1, 2012. Keep it for future reference.

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this information statement is truthful or complete. Any representation to the contrary is a criminal offense.

This information statement does not constitute an offer to sell or the solicitation of an offer to buy any securities.

Please contact the Fund at 617-279-0045 for more information.